UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

October 27, 2017

____________________________

Ironclad Performance Wear Corporation

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation)

0-51365 (Commission File Number)		98-0434104 (IRS Employer Identification No.)
1920 Hutton Court, Suite 300 Farmers Branch, TX 75234 (Address of Principal Executive Offices and zip code)

(972) 996-5664

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X[

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2017, David Jacobs resigned as a director of the Registrant.

Item 7.01	Regulation FD Disclosure.

On October 30, 2017, the Registrant and Ironclad Performance Wear Corporation, a California corporation and its wholly-owned subsidiary (“Ironclad California” and together with the Registrant, the “Debtors”), each filed a monthly operating report with the U. S. Bankruptcy Court, Central District of California, San Fernando Valley Division (the “Bankruptcy Court”) pursuant to Rule 2015 promulgated under the U. S. Bankruptcy Code, for September 2017 (the “Monthly Operating Reports”). Copies of the Monthly Operating Reports are furnished herewith as Exhibits 99.1 and 99.2.

Court filings for the Chapter 11 Cases are available at https://www.pacer.gov.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description

99.1	September 2017 Monthly Operating Report for Ironclad Performance Wear Corporation, a California Corporation*
99.2	September 2017 Monthly Operating Report for Ironclad Performance Wear Corporation, a Nevada Corporation*

* Furnished herewith.

1

Forward Looking Statements.

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Registrant notes that certain statements set forth in this Current Report on Form 8-K provide other than historical information and are forward looking. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “likely,” “will,” “would,” “could,” and similar expressions or phrases identify forward looking statements. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Registrant, involve numerous risks and uncertainties that may cause the Registrant’s actual performance to be materially different from that stated or implied in the forward-looking statement. Those risks and uncertainties, many of which are beyond the control of the Registrant, include, without limitation, risks attendant to the bankruptcy process, including the effects thereof on the Registrant’s business and on the interests of various constituents and the length of time that the Registrant might be required to operate in bankruptcy; risks associated with third party motions in the Debtors’ voluntary petitions under Chapter 11 of the U. S. Bankruptcy Code (the “Chapter 11 Cases”); potential adverse effects on the Registrant’s liquidity or results of operations; increased costs to execute the reorganization pursuant to the Chapter 11 Cases; effects on the market price of the Registrant’s common stock and on the Registrant’s ability to access the capital markets; and the resolution of legal proceedings. Readers should consider all of these risk factors as well as other information contained in this Current Report on Form 8-K.

Cautionary Statements

The Registrant cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which reports were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Registrant. The Monthly Operating Reports are limited in scope, cover a limited time period, have been prepared solely for the purpose of complying with the requirements applicable in the Chapter 11 Cases and are in a format acceptable to the U.S. Trustee. The financial information contained in the Monthly Operating Reports was not audited or reviewed by independent public accountants, does not contain all of the information and footnotes required by generally accepted accounting principles in the United States, are in a format prescribed by applicable bankruptcy laws, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Registrant’s securities, the financial information contained in the Monthly Operating Reports is complete. The Monthly Operating Reports also contain information for periods which are shorter or otherwise different from those required in the Registrant’s reports pursuant to the Exchange Act, and such information might not be indicative of the Registrant’s financial condition or operating results for the period that would be reflected in the Registrant’s financial statements or in its reports pursuant to the Securities Exchange Act of 1934, as amended. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

The Registrant further cautions investors and potential investors that trading in shares of the Registrant’s common stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for shares of the Registrant’s common stock may bear little or no relationship to the actual recovery, if any, by investors or potential investors in the reorganization. Accordingly, the Registrant urges extreme caution with respect to existing and future investments in its common stock.

Generally, in bankruptcy cases the debtors are required periodically to file various documents with, and provide certain information to, the Bankruptcy Court, including statements of financial affairs, schedules of assets and liabilities, monthly operating reports, and other financial information. Such materials will be prepared according to the requirements of federal bankruptcy law. While they would be expected to accurately provide then-current information required under federal bankruptcy law, such materials will contain information that may be unconsolidated and will generally be unaudited and prepared in a format different from that used in the Registrant’s consolidated financial statements filed with the Securities and Exchange Commission under the federal securities laws. Accordingly, the Registrant believes that the substance and format of such materials do not allow meaningful comparison with its publicly-disclosed consolidated financial statements. Moreover, the materials filed with the Bankruptcy Court are not prepared for the purpose of providing a basis for an investment decision relating to the Registrant’s securities or for comparison with other financial information filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONCLAD PEFORMANCE WEAR CORPORATION

Date: November 8, 2017

By: /s/Matthew Pliskin

Matthew Pliskin

Chief Financial Officer & Secretary